PRUDENTIAL INVESTMENT PORTFOLIOS 9
PRUDENTIAL ABSOLUTE RETURN BOND FUND

Supplement dated January 2, 2015 to the Currently Effective Statement of Additional Information

The Statement of Additional Information (SAI) is revised as follows:

In the section entitled “Portfolio Transactions & Brokerage” in Part I of the SAI, the table labeled “Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)” is hereby deleted and replaced with the following:

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
	Equity or Debt	Amount
Banc of America Securities LLC	Debt	$97,708,450
JPMorgan Chase & Co.	Debt	$92,269,301
Morgan Stanley	Debt	$83,471,118
Wells Fargo & Co.	Debt	$61,650,057
Goldman Sachs & Co.	Debt	$47,555,381
Citigroup Global Markets, Inc.	Debt	$39,017,566
UBS Securities LLC	Debt	$18,994,855
Credit Suisse Securities (USA) LLC	Debt	$10,515,706
Barclays Capital, Inc.	Debt	$4,279,131
Deutsche Bank Securities, Inc.	Debt	$3,303,915

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